                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

[x]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]      Confidential, for use of the Commission only (as permitted by Rule
         14a-6(e)(2)


                         CALIFORNIA HOSPITAL AND HEALTH
                         FACILITIES LIQUID ASSET TRUST


--------------------------------------------------------------------------------
               (Names of Registrant As Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2),
         or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)     Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)     Proposed maximum aggregate value of transaction:

         5)     Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)     Amount previously paid:

         2)     Form, Schedule or Registration Statement No.:

         3)     Filing parties:

         4)     Date filed:

          CALIFORNIA HOSPITAL AND HEALTH FACILITIES LIQUID ASSET FUND
             (a portfolio of Hospital and Health Facilities Trust)


                        7901 Stoneridge Drive, Suite 500
                         Pleasonton, California  94588

                                                              November 19, 1996


Dear Shareholder:


         As you may know, Cadre Financial Services, Inc. ("Cadre Financial"), the investment adviser to California Hospital and Health Facilities Liquid Asset Fund (the "Fund"), has entered into an agreement under which substantially all of the assets of Cadre Financial will be acquired by AMBAC Investment Management, Inc. ("AIMI"). Because the closing of the acquisition will result in the termination of the Fund's presently effective investment advisory agreement, it is necessary for shareholders of the Fund to approve a new investment advisory agreement between the Fund and AIMI.

         The following important facts about the transaction should be noted:

         - The amount of shares you own and the advisory fees charged to the Fund will not change.

         - No present changes are expected in the investment objectives of the Fund, and the Fund expects that the key employees of Cadre Financial will continue to provide services to the Fund as they have in the past.

         - You will continue to receive the investment management and shareholder services that you have come to expect as a Fund shareholder.

         After careful consideration, the Board of Trustees of Hospital and Health Facilities Trust (of which the Fund is the sole portfolio) has unanimously approved a proposed Management and Investment Advisory Agreement with AIMI. The Board recommends that you read the enclosed materials carefully and then vote FOR the approval of the new agreement.

         AIMI is an affiliate of AMBAC Inc., a publicly held corporation which is listed on the New York Stock Exchange, and currently serves as the investment adviser of another registered investment company which has two money market portfolios. It is the expectation of your Board of Trustees that the expertise and resources of AIMI, when combined with the experience of Cadre Financial, will result in various benefits to the Fund and its shareholders, as described in the enclosed materials.

         In addition, the shareholders are being asked to elect nine trustees to serve on the Board until their successors are elected and qualified. The Board recommends that you vote FOR each of the nominees described in the enclosed Proxy and listed on the proxy card.

         Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed envelope. If you have questions about the transaction, please call 1 (800) 221-4524 Ext. 202.

         Thank you for your cooperation and continued support.

                                        Sincerely,


                                        J. MICHAEL GALLAGHER, Secretary

                         CALIFORNIA HOSPITAL AND HEALTH
                          FACILITIES LIQUID ASSET FUND
             (A PORTFOLIO OF HOSPITAL AND HEALTH FACILITIES TRUST)

                        7901 STONERIDGE DRIVE, SUITE 500
                         PLEASANTON, CALIFORNIA  94588

                          ---------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          ---------------------------

                        TO BE HELD ON NOVEMBER 26, 1996
                            1-800-221-4524 EXT. 202


         A Special Meeting of the shareholders (the "Meeting") of CALIFORNIA HOSPITAL AND HEALTH FACILITIES LIQUID ASSET FUND (the "Fund") a portfolio of Hospital and Health Facilities Trust (the "Trust") will be held at 7901 Stoneridge Drive, Suite 500, Pleasanton, California 94588, on November 26, 1996 at 10:00 a.m. (PST) for the following purposes:

         1. To consider and act upon the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and AMBAC Investment Management, Inc. ("AIMI") to take effect upon the closing of the acquisition of the assets of Cadre Financial Services, Inc. (the current investment adviser to the Fund) by AIMI;

         2. To consider and act upon the election of nine (9) members of the Board of Trustees of the Trust to serve until their successors are elected and qualified; and

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on November 8, 1996 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                       By order of the Board of Trustees,


                                       J. MICHAEL GALLAGHER, Secretary

November 19, 1996


         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE.

                         CALIFORNIA HOSPITAL AND HEALTH
                          FACILITIES LIQUID ASSET FUND
             (A PORTFOLIO OF HOSPITAL AND HEALTH FACILITIES TRUST)

                        7901 STONERIDGE DRIVE, SUITE 500
                         PLEASANTON, CALIFORNIA  94588

                            -----------------------

                                PROXY STATEMENT

                            -----------------------

             FOR A SPECIAL MEETING TO BE HELD ON NOVEMBER 26, 1996
                            1-800-221-4524 EXT. 202

                                  INTRODUCTION

         This Proxy Statement (the "Proxy") is being furnished in connection with the solicitation by the Board of Trustees (the "Board") of Hospital and Health Facilities Trust (the "Trust") of proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of the California Hospital and Health Facilities Liquid Asset Fund (the "Fund"), a portfolio of the Trust, to be held at 7901 Stoneridge Drive, Suite 500, Pleasanton, California 94588 on November 26 at 10:00 a.m. (PST) and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         The costs of preparing, printing, mailing and soliciting proxies are being borne by Cadre Financial Services, Inc. ("Cadre Financial"), the current investment adviser to the Fund. In addition, certain officers, directors and employees of Cadre Financial and officers and Trustees of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. It is not expected that any paid proxy solicitors will be retained. However, if such solicitors are retained, their fees and expenses will not be borne by the Fund.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" Proposal 1 and in favor of the election of each person nominated for election as a Trustee of the Trust. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be counted as present, and any proxies from brokers or nominee owners of shares indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power, will be treated as shares that are not present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Trust at the address indicated above or by voting in person at the Meeting.

         The affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act") (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less), is necessary to approve the Fund's new investment advisory agreement (Proposal 1). A plurality of the shares of the Fund voting at the Meeting is necessary to elect each of the nominees to serve as Trustee. An abstention with respect to Proposal 1 will have the same effect as a vote against that proposal.

         The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

         The Board has fixed the close of business on November 8, 1996 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter for each share held. Shareholders do not have cumulative voting rights. At the close of business on the Record Date, the Fund, which is the only portfolio of the Trust, had outstanding 42,366,585 shares. In the event that a quorum (the presence in person or by proxy of shareholders representing one-third of the shares outstanding on the Record Date) cannot be obtained, one or more adjournments of the Meeting may be sought. Any such adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies that they are entitled to vote in favor of Proposal 1 in favor of an adjournment and will vote all shares required to be voted against Proposal 1 against an adjournment.


         The principal executive offices of the Fund are located at 7901 Stoneridge Drive, Pleasanton, California 94588. The enclosed proxy and this Proxy Statement are first being sent to the Fund's shareholders on or about November 19, 1996.

         A copy of the Fund's annual report for the year ended December 31, 1995, is being sent to all shareholders of record together with this Proxy Statement.

         Price Waterhouse LLP ("PW") has been selected by the vote of the Board, as the independent accountants of the Trust to audit the accounts of the Fund for and during the fiscal year ending December 31, 1996. Representatives of PW will not attend the Meeting.

                               PRINCIPAL HOLDERS

         As of November 8, 1996, to the best knowledge of the Fund, the following persons beneficially owned more than 5% of the outstanding shares of the Fund:



                                                  Number of Shares          Percentage of
                 Name and Address                Beneficially Owned      Outstanding Shares
                 ----------------                ------------------      ------------------
 California Breast Cancer Treatment Program          2,724,520                  6.5%
 Chinese County Health Care Association              2,396,337                  5.6%
 Community Hospital of Monteray Peninsula            8,766,989                 20.7%
 Health Services Research Foundation                 2,277,988                  5.5%
 Muir Medical Group                                  3,118,818                  7.6%
 Sharp Community Medical Group                       3,481,231                  8.2%
 St. Joseph's Medical Center                         3,181,603                  7.6%


                                 PROPOSAL NO. 1

       TO CONSIDER AND ACT UPON THE APPROVAL OF A NEW ADVISORY AGREEMENT WHICH WILL TAKE EFFECT UPON THE CLOSING OF THE ACQUISITION OF THE
         ASSETS OF CADRE FINANCIAL BY AMBAC INVESTMENT MANAGEMENT, INC.

BACKGROUND

         Cadre Financial, which maintains its principal office at 905 Marconi Avenue, Ronkonkoma, New York 11779, currently serves as the Fund's investment adviser and manager. Subject to the direction of the Board, it is responsible for the overall management of the Trust's business and investment affairs under the terms of a Management and Investment Advisory Agreement (the "Existing Advisory Agreement"). The principal business of Cadre Financial is serving as the adviser and administrator of collective, short-term investment programs for local governmental and municipal entities and other organizations. Except for the Trust, none of those programs are registered under the Investment Company Act. As of September 30, 1996, Cadre Financial and its affiliates managed or administered approximately $5.6 billion in assets for more than 2,500 institutional investors.

         The chief executive officer and directors of Cadre Financial and their principal occupations are as follows:


Name                             Title                          Principal Occupation
----                             -----                          --------------------
William T. Sullivan, Jr.         CEO/Chairman                   CEO of Cadre Financial Services,
                                                                Inc. and Cadre Securities, Inc.

Francis X. Sullivan              Vice Chairman/Director         COO of Cadre Financial Services,
                                                                Inc. and Cadre Securities, Inc.

Joan M. Restivo                  Director                       Executive Vice President of Cadre
                                                                Financial Services, Inc. and Cadre
                                                                Securities, Inc.

Beth A. Smith                    Director                       Senior Vice President of Cadre
                                                                Financial Services, Inc. and Cadre
                                                                Securities, Inc.

Richard I. Bauer                 Director                       President of Cadre Securities,
                                                                Inc.

Lynford Moyer                    Director                       Retired

John Elberfeld                   Director                       Retired

Raymond Peets                    Director                       Associated person Advest, Inc.

         As of the Record Date, the following persons each beneficially owned more than 10% of the outstanding shares of the Cadre Financial:


          Name and Address                           Name and Address
          ----------------                           ----------------
          Richard I. Bauer                           Francis X. Sullivan
          500 Sanatoga Drive                         19 Marzella Street
          Pottstown, Pennsylvania 19465              Brookhaven, New York 11719

          Joan A. Restivo                            Kevin T. Sullivan
          16 Maple Run Drive                         8 Rosanne Court
          Jericho, New York 11753                    Nesconset, New York 17767

          Beth A. Smith                              Timothy P. Sullivan
          6 Cynthia Court                            38 Laura Lee Drive
          Setauket, New York 11733                   Center Moriches, New York 11734

          Adelade Sullivan                           William M. Sullivan
          8 Rosanne Court                            293 South Snedecor Avenue
          Nesconset, New York 11767                  Bayport, New York 11705

         Shareholders of the Fund are being asked to approve a New Advisory Agreement (the "New Advisory Agreement") between the Fund and AMBAC Investment Management, Inc. ("AIMI"), an indirect wholly owned subsidiary of AMBAC Inc. ("AMBAC"), to take effect upon the closing of the acquisition of the assets of Cadre Financial by AIMI and the acquisition of the assets of the Fund's distributor, Cadre Securities, Inc. ("Cadre Securities") by AMBAC Securities, Inc. ("AMBAC Securities"), a wholly owned subsidiary of AMBAC (the "Transaction"), pursuant to an Asset Purchase Agreement dated as of August 19, 1996 (the "Purchase Agreement"). This action is being requested because, as described below, consummation of the Transaction will result in the automatic termination of the Existing Advisory Agreement with Cadre Financial. Under the New Advisory Agreement, AIMI will serve as investment adviser to the Fund. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A.

SUMMARY OF THE TRANSACTION

         The Trust and the Fund are not a parties to the Purchase Agreement. None of the Trust, the Fund or the Trustees (individually or collectively) make any representations or warranties as to the accuracy or completeness of the information contained in this section entitled "Summary of the Transaction" or any other information provided in this Proxy with respect to the terms and conditions of the Purchase Agreement or the Transaction or the description of AIMI and its affiliates.

         The Purchase Agreement provides, among other things, that on the closing of the Transaction, and subject to the various terms and conditions of the Purchase Agreement, CF Acquisition Inc. ("CFA"), a subsidiary of AMBAC, will purchase from Cadre Financial, and Cadre Financial will sell, convey, assign, transfer and deliver to CFA, all of Cadre Financial's right, title and interest in all of the assets, businesses, goodwill, franchises, rights, privileges, interests, claims and properties (tangible or intangible) of every kind and description owned by Cadre Financial or any person (whether directly, immediately or ultimately) controlling, controlled by or under common control (an "Affiliate") with Cadre Financial and used, useful or necessary in connection with, or arising out of, or pertaining in any manner to, the conduct or operations of Cadre Financial's business (other than certain excluded assets as provided for in the Purchase Agreement) (collectively, the "Cadre Financial Assets"). Under the Purchase Agreement, in lieu of having CFA purchase the Cadre Financial Assets, AMBAC may directly purchase the Cadre Financial Assets and direct their transfer directly to AIMI. AMBAC has determined to effect the Transaction in this manner. Thus, upon the closing of the Transaction, AIMI will acquire the Cadre Financial Assets.

         The Purchase Agreement also provides that AMBAC Securities will purchase from Cadre Securities, and Cadre Securities will sell, convey, assign, transfer and deliver to AMBAC Securities, all of Cadre Securities' right, title and interest in all of the assets, businesses, goodwill, franchises, rights, privileges, interests, claims and properties (tangible or intangible) owned by Cadre Securities or any Affiliate thereof and used, useful or necessary in connection with, or arising out of, or pertaining in any manner whatsoever to, the conduct or operations of Cadre Securities' business (other than certain excluded assets as provided in the Purchase Agreement).

         In consideration for the transfer of the assets of Cadre Financial and Cadre Securities, AMBAC or its affiliates will transfer a specified number of shares of AMBAC stock to Cadre Financial and Cadre Securities and assume certain liabilities of Cadre Financial and Cadre Securities. At the option of Cadre Financial and Cadre Securities, and subject to certain limitations designed to assure that the Transaction will be treated as a tax-free reorganization of Cadre Financial and Cadre Securities, AMBAC may be required to pay a portion of the purchase price in cash. The consideration payable by AMBAC at the closing is subject to certain adjustments. In addition, certain additional consideration may be payable in the future, based upon the financial performance of the business attributable to Cadre Financial and Cadre Securities during the four year period following the closing.

         Under the Purchase Agreement, consummation of the transactions described above are contingent upon a number of conditions, including, but not limited to: (i) the approval by the Board of the New Advisory Agreement with AIMI and a new distribution agreement with AMBAC Securities; (ii) the approval by the shareholders of the Fund of the New Advisory Agreement; (iii) the consent by specified clients of Cadre Financial and Cadre Securities, and by clients representing a specified percentage of assets and revenues, to the assignment of their various agreements with Cadre Financial and Cadre Securities in connection with the Transaction; and (iv) the acceptance by certain key employees of Cadre Financial and Cadre Securities of employment agreements with affiliates of AMBAC. The New Advisory Agreement, if approved by the Board and shareholders, will not become effective and the Existing Advisory Agreement will remain in effect, unless and until the Transaction is consummated.

         AMBAC, which has its principal office at One State Street Plaza, New York, New York 10004, is a publicly held company which is listed on the New York Stock Exchange. Through various subsidiaries, AMBAC is a leading insurer of municipal and structured finance obligations and a provider of investment contracts and interest rate swaps to states, municipalities, municipal authorities and other entities in connection with their financing. AIMI is a wholly owned subsidiary of AMBAC Capital Corporation ("AMBAC Capital"), which in turn is a wholly owned subsidiary of AMBAC. It is a registered investment adviser which since 1995 has served as the investment adviser of AMBAC Treasurers Trust, a registered investment company with three investment portfolios (including two money market funds) and total assets of approximately $95.4 million as of September 30, 1996. AMBAC, through various subsidiaries, also manages its own investment portfolios with total assets of approximately $5 billion. Information regarding the advisory fees of the AMBAC Treasurers Trust money market funds and the currently effective fee waivers and expense reimbursement arrangements respecting those funds is contained in Exhibit B. The principal offices of AIMI and AMBAC Capital are located at 300 Nyala Farms Road, Westport, Connecticut 06880

         The directors of AIMI and their principal occupations are as follows:

Name                      Title            Principal Occupation
----                      -----            --------------------
Frank J. Bivona           Director         Senior Vice President, Chief Financial
                                           Officer and Treasurer of AMBAC Inc.
                                           and AMBAC Indemnity Corporation

Stephen A. Attanasio      Director         Managing Director and Head of
                                           Investment Advisory Services to
                                           AMBAC Investment Management, Inc.

EFFECT OF THE TRANSACTION ON THE FUND

         As required by the Investment Company Act, the Existing Advisory Agreement between the Trust, on behalf of the Fund, and Cadre Financial provides for its automatic termination in the event of an "assignment," as defined by the Investment Company Act. Consummation of the Transaction will constitute an "assignment" because control of Cadre Financial will change as a consequence thereof. The Transaction will therefore result in the termination of the Existing Advisory Agreement. For the same reasons, the existing Distribution Agreement between the Trust, on behalf of the Fund, and Cadre Securities (the "Existing Distribution Agreement") will terminate upon the consummation of the Transaction. Because of the possible terminations of these agreements, the Board has considered and evaluated the desirability of entering into new agreements with AIMI (the "New Adviser") and AMBAC Securities to replace the Existing Advisory Agreement and the Existing Distribution Agreement.

         In this regard, the Board has been advised by AMBAC that no material changes in investment philosophy, policies, or strategies are presently contemplated by the New Adviser. After the Transaction, the New Adviser will conduct its operations relating to the Fund from the same offices now used by Cadre Financial. The New Adviser nevertheless expects to conduct a review of its operations after consummation of the Transaction. Based upon such review, various changes may be implemented. However, AMBAC has represented that one of the purposes of any such changes will be to enhance the quality and scope of services provided to the Fund and other clients.

         The New Advisory Agreement, if approved by the Fund's shareholders, will become effective on the date the Transaction is consummated. The terms of the New Advisory Agreement provide that it shall remain in effect for an initial term of two years from the date of its execution, and that it may be continued in effect from year to year thereafter if approved annually by either the Board or by a majority of the Fund's shareholders, and is in each case also approved by a majority of the Board who are not "interested persons" of the Trust as defined by the Investment Company Act (the "Independent Trustees").

         After careful consideration, the Board unanimously recommends that shareholders of the Fund vote "FOR" the approval of the New Advisory Agreement between the Trust and the New Adviser. See "Evaluation by the Board" below.

THE ADVISORY AGREEMENTS

         The Existing Advisory Agreement was executed on July 10, 1992, and was approved by the Fund's initial shareholder on July 10, 1992. After its initial term of two years, the Existing Advisory Agreement has been renewed for successive annual periods by action of the Board and the Independent Trustees. The most recent such renewal was approved by the Board at a meeting on April 23, 1996.

         Except for the description of the New Adviser, different effective and termination dates and certain differences noted below, the terms of the New Advisory Agreement are in all material respects the same as the terms of the Existing Advisory Agreement. The only other differences between the New Advisory Agreement and the Existing Advisory Agreement are that: (1) certain transfer agent and shareholder services will be provided pursuant to the terms of a separate transfer agent agreement with the New Adviser (but without the payment of any additional fee by the Fund); (2) the Fund will be obligated to bear all brokerage fees and commissions incurred in connection with its investments (however, the Fund does not expect to incur any such fees or commissions because money market instruments of the type purchased by the Fund are typically purchased in principal transactions or directly from the issuers of such instruments); and (3) the New Adviser will have the right to terminate the New Advisory Agreement on not less than 60 days' written notice to the Fund.

         The New Advisory Agreement provides that the New Adviser will act as the investment adviser of the Fund and, subject to the control and direction of the Board, will manage the investments of the Fund in accordance with the investment objectives, policies and limitations of the Fund. The New Adviser will also be required to provide the Fund with various management and administrative services necessary for the Fund's operations and to supply, at its own expense, office facilities and personnel. Under the New Advisory Agreement, the New Adviser will be responsible for the payment of all expenses and costs incurred in providing these services. The Fund will remain responsible to pay all expenses not assumed by the New Adviser, including interest and taxes, expenses of the Independent Trustees; legal and audit expenses, custodial fees, insurance, and the expenses of preparing and filing amendments to the Fund's registration statement, reports, notices and meeting material to shareholders, and the costs of printing and mailing prospectuses, reports and other materials sent to shareholders.

         For the services of Cadre Financial under the Existing Advisory Agreement, the Fund pays Cadre Financial a monthly management fee computed at an annual rate of .40% of the first $250,000,000 of the Fund's average net assets, .3675% of the next $250,000,000 of such average assets, and .3350% of such assets in excess of $500,000,000. This fee will remain unchanged under the New Advisory Agreement. The Fund paid no fees to Cadre Financial for the fiscal year ended December 31, 1995 pursuant to the Existing Advisory Agreement because Cadre Financial waived any and all amounts due thereunder.

         Pursuant to the Existing Advisory Agreement, Cadre Financial paid the Fund's organizational expenses, which totaled $94,540. On February 8, 1995, the net asset value of the Fund was $25,000,000 or more for a period of 30 consecutive days and as a result, pursuant to the terms of the Existing Advisory Agreement, Cadre Financial became entitled to be reimbursed by the Fund for those expenses. Reimbursement payments are being made ratably during the period commencing February 8, 1995 and ending July 31, 1997. The New Adviser will become entitled to receive these reimbursement payments as a consequence of the Transaction.

         The New Advisory Agreement provides that until December 31, 1997, and thereafter, subject to revision or termination upon 90 days' notice to the Fund, the New Adviser will not impose all or a portion of its management fee and will take other action, to the extent necessary, to maintain the Fund's aggregate operating expenses (excluding interest, taxes and extraordinary expenses) at not more than .85% of the average daily net assets for any fiscal year (or for a portion of such year if the New Advisory Agreement is terminated or revised). This undertaking by the New Adviser to limit the Fund's overall expense ratio is the same as the undertaking originally made by Cadre Financial in the Existing Advisory Agreement. However, the New Adviser will not be able to revise or terminate its undertaking for a period of approximately one year.

         The New Adviser has made certain representations to the Fund which are intended to help assure that the Transaction, including the amounts received by the selling shareholders of Cadre Financial in the Transaction, come with the "safe harbor" provided by Section 15(f) of the Investment Company Act. That Section provides that an investment adviser to a mutual fund and its affiliated persons may receive any amount or benefit in connection with the sale of such adviser which results in an "assignment" of an advisory agreement if two conditions are met. Under these two conditions: (1) for a period of three years after the sale, at least 75% of the board of directors (trustees) of the fund must be persons who are not "interested persons" of the fund's new adviser or predecessor adviser; and (2) there is not imposed as "unfair burden" as a result of the sale or any express or implied terms, conditions or understandings related thereto. An "unfair burden" is defined to include any arrangement, during the two year period after the sale, whereby the new adviser or predecessor adviser receives or is entitled to receive any compensation directly or indirectly: (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, the fund, other than bona fide ordinary compensation as principal underwriter; or (2) from the fund or its shareholders for other than bona fide investment advisory or other services. In this regard, AMBAC has agreed that neither it nor any of its affiliates will take any actions which would cause the "safe harbor" provisions of Section 15(f) not to be met.

EVALUATION BY THE BOARD OF THE TRANSACTION AND THE NEW ADVISORY AGREEMENT

         On October 22, 1996, the Board of Trustees met to consider the Transaction and its possible effect on the Fund and to evaluate the New Advisory Agreement. Senior officers of Cadre Financial and the New Adviser were present at the meeting to provide information regarding the Transaction and the New Adviser and to respond to questions from the Board. In evaluating the New Advisory Agreement, the Board reviewed various materials that were furnished by AMBAC in advance of the meeting. Those materials included information regarding AMBAC and its affiliates and their personnel, operations and financial condition. Representatives of Cadre Financial and AMBAC discussed with the Board the philosophy of management, performance expectations and methods of operation of AMBAC and its affiliates insofar as they relate to the Fund and indicated their belief that, as a consequence of the Transaction, the quality of managerial and advisory services provided to the Fund would not be adversely affected and would likely be enhanced by the resources of AMBAC and its affiliates. In its deliberations, the Board considered the general terms of the Transaction, including, among other things, the expected continued employment of certain key personnel of Cadre Financial by the New Adviser, which it believed to be important to assure the continued quality of services provided to the Fund. The Board also considered comparative information on other investment companies with investment objectives similar to the Fund. In addition, it reviewed and discussed the terms and provisions of the New Advisory Agreement and compared fees payable by the Fund under the New Advisory Agreement with those paid by other investment companies.

         The Board has identified several potential benefits that the Fund can be expected to obtain under the New Advisory Agreement. In this regard, the Board determined that expanded research and credit review capabilities that would be available from the New Adviser would benefit the Fund and its shareholders. The Board also concluded that AMBAC's plans to make certain investments in computer systems used to provide accounting and transfer agent services to the Fund, together with AMBAC's commitment to devote additional resources and personnel to expand compliance and control systems, should enhance the quality of services received by the Fund. At the same time, the advisory fees paid by the Fund would remain unchanged under the New Advisory Agreement. These factors, coupled with the fact that senior officers of Cadre Financial will serve as senior officers of the New Adviser, would help to insure a smooth transition after the Transaction. These various considerations led the Board to conclude that the approval of the New Advisory Agreement would be in the best interests of the Fund and its shareholders.

         In considering these matters, the Board was advised by the Fund's independent counsel and considered all information that it believed was relevant to its deliberations.

         Based upon the foregoing, the Board of Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement and approved the taking of various actions necessary to obtain its approval by shareholders.

CONSULTING AGREEMENTS

         Cadre Financial and SharePlus, Inc., formerly known as Hospital Council of Northern and Central California Shared Services, Inc. ("SharePlus"), are parties to a consulting agreement under which SharePlus provides management consulting, but not distribution or investment advisory, services to assist Cadre Financial in providing management services to the Fund and to assist in facilitating the distribution of the Fund's shares. In consideration of these services, Cadre Financial pays a monthly fee to SharePlus which is computed at the annual rate of 0.10% on the first $250 million of the Fund's average daily net assets, with lower rates applicable to the portion of the Fund's average daily net assets in excess of $250 million. This fee is paid by Cadre Financial and is not paid by the Fund.

         As permitted by the consulting agreement, SharePlus retained the California Association of Health Facilities ("CAHF") as a sub-consultant to assist it in providing services to Cadre Financial. SharePlus pays CAHF a monthly consulting fee, based on the portion of the Fund's average daily net assets which are owned by shareholders that are licensed skilled nursing facilities which are not owned by hospitals and are located in California, at an annual rate of .05% of the first $50,000,000 of such assets, .075% of the next $100,000,000 of such assets, .09% of the next $100,000,000 of such assets,
 .083% of the next $250,000,000 of such assets, and .077% of such assets in excess of $500,000,000.

         It is expected that the New Adviser will enter into a consulting agreement with SharePlus which is similar to the agreement now in effect with Cadre Financial in order to enable the New Adviser to receive the services now being provided by SharePlus and CAHF to Cadre Financial.

         To the extent that one of the Trustees is an employee of CAHF, such Trustee may be deemed to have an interest in approving the New Advisory Agreement.

THE DISTRIBUTION AGREEMENT

         Cadre Securities currently acts as the Fund's distributor, transfer and dividend disbursing agent pursuant to a Distribution Agreement with the Trust executed on July 10, 1992 (the "Existing Distribution Agreement").

         The Fund and AMBAC Securities, a newly formed subsidiary of AMBAC which will be registered as a broker-dealer, will enter into a New Distribution Agreement (the "New Distribution Agreement") if the New Advisory Agreement is approved by shareholders and the Transaction is consummated. Except for the description of the New Adviser, the different effective and termination dates, the ability of AMBAC Securities to terminate the New Distribution Agreement on not less than 60 days' notice to the Fund, and the fact that transfer agent services would be provided by the New Adviser pursuant to separate transfer agent agreement as discussed above, the terms of the New Distribution Agreement are in all material respects the same as the terms of the Existing Distribution Agreement. The New Distribution Agreement was unanimously approved by the Board of Trustees, including the Independent Trustees, on October 22, 1996.
The New Distribution Agreement is not being voted on by shareholders. In approving the New Distribution Agreement, the Trustees considered many of the same factors that they considered in approving the New Advisory Agreement and determined that the New Distribution Agreement would be in the best interests of the Fund and its shareholders. See "Evaluation by the Board of the Transaction and the New Advisory Agreement."

         AFTER CONSIDERATION OF THE ABOVE, AND SUCH OTHER FACTORS AND INFORMATION AS IT DEEMED RELEVANT, THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY APPROVED THE NEW ADVISORY AGREEMENT AND VOTED TO RECOMMEND ITS APPROVAL BY THE FUND'S SHAREHOLDERS.

                                 PROPOSAL NO. 2

                            ELECTION OF THE BOARD OF
                             TRUSTEES OF THE TRUST


         The Investment Company Act generally requires that the trustees of registered investment companies, such as the Trust, be elected by shareholders. To satisfy this requirement, the initial Trustees of the Trust were appointed by the Trust's initial shareholder. However, subsequent changes in the composition of the Board may be viewed as necessitating that certain of the Trustees now serving be elected by shareholders in order to effect compliance with applicable Investment Company Act requirements.

         At the Meeting, nine (9) trustees will be elected to the Board to serve until their successors are elected and qualified. The affirmative vote of a majority of the shares of the Fund present at the Meeting and voting for each nominee is required to elect such nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the nominees listed below, in the absence of other instructions. The Board recommends that you vote in favor of the election of each of the nominees.

         The Board knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

         Certain information concerning the nominees is set forth below. The nominees are all currently trustees of the Trust, except for Aviva R. Truesdell. The "interested" trustees (as defined by Section 2(a)(19) of the Investment Company Act are indicated by an asterisk(*)). None of the Trustees directly owned any shares in the Fund during the fiscal year ended December 31, 1995, nor, up to and including the Record Date, have they owned any shares in the Fund during fiscal year 1996. Certain trustees, in their respective capacities as officers and directors of certain shareholders of the Fund, may be deemed to have an indirect interest in the shares of the Fund owned by such shareholders. Interests in such shares are indicated by a double asterisk (**).


                                                                  TRUSTEE             FUND SHARES
                          PRINCIPAL OCCUPATIONS OR                 OF THE             OWNED AS OF          % OF SHARES
NAME AND AGE              EMPLOYMENT IN PAST 5 YEARS             TRUST SINCE           10/31/96            OUTSTANDING
------------              --------------------------             -----------           --------            -----------
Alan H. Anderson          President, South Coast Health              1992                  79,644             .2%
Age: 53                   Care Management, Inc.  His
                          address is 3901 E. 4th Street,
                          Long Beach, California  90814.

J. Kendall Anderson       Chief Executive Officer of the             1992               3,118,818**          7.6%**
Age: 53                   John Muir Medical Center.  His
                          address is 1601 Ygnacio Valley
                          Road, Walnut Creek, California
                          94598.

Elizabeth Suzanne         Executive Director of Sharp                1996               3,481,231**          8.2%**
Curtis                    Community Medical Group since
Age 38                    April 1994.  Vice President of
                          Physician Services, Sharp
                          Healthcare, San Diego, California
                          from March 1989 to March 1991;
                          and Director of Finance, Sharp
                          Memorial Hospital, San Diego,
                          California, from November 1987 to
                          March 1989.  Her address is 8665
                          Gibbs Drive, Suite 201, San
                          Diego, California  92123.

Joseph D.K. Diaz, Jr.*    Regional Director, California              1992                 390,239**          0.92%**
Age: 47                   Association of Health Facilities
                          since 1984.  His address is 1140
                          Wall Street, P.O. Box 370, La
                          Jolla, California  92038.

Frank E. Gibson           President and Chief Executive              1994                951,080**            2%**
Age: 54                   Officer of Hospital Consortium of
                          San Mateo County since 1981.
                          CEO, Sequoia Health Care District
                          since 1996. His address is
                          1600 Trousdale Drive,
                          Burlingame, California  94010.



                                                                  TRUSTEE             FUND SHARES
                          PRINCIPAL OCCUPATIONS OR                 OF THE             OWNED AS OF          % OF SHARES
NAME AND AGE              EMPLOYMENT IN PAST 5 YEARS             TRUST SINCE           10/31/96            OUTSTANDING
------------              --------------------------             -----------           --------            -----------
Jay Hudson                President and Chief Executive              1992               8,766,989**                 20.7%**
Age: 59                   Officer of Community Hospital of
                          the Monterey Peninsula since
                          1990; Chief Operating Officer
                          from 1987 to 1990; and Senior
                          Vice President from 1982 to 1987.
                          His address is 23625 Holman
                          Highway, Monterey, California
                          93340.

Robert L.                 President, Western Division                1992                       0                     0%
Montgomery                of Sutter/CHS since 1996.
Age: 59                   President, Alta Bates Health System
                          from 1988 until 1996.  Executive
                          Vice President of VHA
                          Enterprises, Inc. from 1987 to
                          1988.  His address is One California
                          Street, Suite 1550, San Francisco,
                          California  94111.

Bruce M. Perry            Chief Executive Officer,                   1993                       0                     0%
Age: 54                   New Management Strategies,
                          7081 N. Marks, Suite 186,
                          Fresno, California, since October
                          1996. Chief Executive Officer of
                          Community Hospitals of Central
                          California from October 1991 to
                          October 1996.  From 1988 to
                          1991, Partner and Managing
                          Director of The Hunter Group,
                          consultants to hospitals and
                          other health care providers.  His
                          address is 2445 Capital Street,
                          Fresno, California  93721.

Aviva R. Truesdell        Senior Vice President of COHR,                                 45,227                    .001%
Age: 50                   Inc. since 1991; and Vice
                          President from 1986 to 1991.  Her
                          address is 10211 Donna Avenue,
                          Northridge, California 91324


         None of the Trustees owned any shares in Cadre Financial, Cadre Securities, AMBAC or the New Advisor during the fiscal year ended December 31, 1995, nor, up to and including the Record Date, have they owned any such securities during fiscal year 1996.

         Four meetings of the Board of the Trustees were held between January 1995 and December 31, 1995. Each nominee who was a trustee during that period attended at least 75% of the meetings of the Board of Trustees, with the exception of J. Kendall Anderson, Joseph D.K. Diaz, Jr., Frank E. Gibson, Robert L. Montgomery and Bruce M. Perry.

         The Trustees receive no remuneration from the Trust or the Fund for acting as such. However, the Independent Trustees may be reimbursed by the Fund for expenses they incur in providing services to the Trust.

         The Board has no standing committees.

                             PORTFOLIO TRANSACTIONS

         Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities typically include a commission paid by the issuer to the underwriter and the purchase price paid to market makers for the securities generally includes a "spread" which represents compensation to the market maker.

         Currently, transactions are allocated to various dealers by Cadre Financial in its best judgment. The primary considerations are prompt and effective execution and orders at the most favorable price. Subject to those primary considerations, dealers may be selected for research, statistical or other services to enable Cadre Financial to supplement its own research and analysis with the views and information of other securities firms. Securities transactions are not directed to securities firms in consideration of sales of Fund shares.

         Under the New Advisory Agreement, the New Adviser will be responsible for placing orders for the purchase and sale of portfolio securities for the Fund and will do so in a manner deemed fair and reasonable to shareholders of the Fund and consistent with the practices of CFS described above.

         During the fiscal year ended December 31, 1995, the Trust did not pay any brokerage commissions.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

         The Trust does not hold regularly scheduled annual meetings of shareholders. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust.

                                 OTHER MATTERS


         The management of the Trust knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly to come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

         All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.


                                   By order of the Board of Trustees,


                                   J. MICHAEL GALLAGHER
                                   Secretary

November 19, 1996

                                   EXHIBIT A
                                   ---------

================================================================================




                  --------------------------------------------

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

                                    BETWEEN

                      HOSPITAL AND HEALTH FACILITIES TRUST

                                      AND

                       AMBAC INVESTMENT MANAGEMENT, INC.

                             _______________, 1996

                  --------------------------------------------





================================================================================

                               TABLE OF CONTENTS


                                                                                                 Page
                                                                                                 ----
   ARTICLE 1     DELIVERY OF DOCUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

         1.1     Documents Delivered  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

   ARTICLE 2     APPOINTMENT, DUTIES AND COMPENSATION . . . . . . . . . . . . . . . . . . . . . .   2

         2.1     Appointment as Adviser and Manager . . . . . . . . . . . . . . . . . . . . . . .   2
         2.2     Investment Advisory Services . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.3     Management Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.4     Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

   ARTICLE 3     EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

         3.1     Expenses Paid by AIMI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.2     Expenses Paid by Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.3     Reimbursement of Expenses by AIMI  . . . . . . . . . . . . . . . . . . . . . . .   6

   ARTICLE 4     LIMITATION OF LIABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

         4.1     AIMI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         4.2     Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         4.3     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

   ARTICLE 5     DURATION, TERMINATION AND AMENDMENT  . . . . . . . . . . . . . . . . . . . . . .   6

         5.1     Duration of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         5.2     Amendments, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

   ARTICLE 6     MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

         6.1     Certain Relationships  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         6.2     Third Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         6.3     Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.4     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.5     Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.6     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.7     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.8     Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         6.9     Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT


         This Agreement, executed on July 10, 1992, is made by and between the Hospital and Health Facilities Trust, a California trust (the "Trust"), on behalf of its Portfolio known as the California Hospital and Health Facilities Liquid Asset Fund (the "Fund"), and AMBAC Investment Management, Inc., a [Delaware] corporation, ("AIMI"):

                                    RECITALS

                 The Fund is a Portfolio under the Hospital and Health Facilities Trust existing pursuant to a Declaration of Trust dated as of February 12, 1992 made by the Hospital Council of Northern and Central California;

                 The Trust is registered with the Securities and Exchange Commission as an open-end, diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund's Shares are registered under the Securities Act of 1933, as amended; and

                 The Trust desires to avail itself of the experience, resources, advice and assistance of AIMI and, subject to the supervision of the Board of Trustees of the Trust, AIMI is willing to undertake the duties and responsibilities hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE 1
                             DELIVERY OF DOCUMENTS

         1.1 DOCUMENTS DELIVERED. The Trust has delivered, or will cause to be delivered, to AIMI true and complete copies of the following documents and all future amendments thereto:

                 (a)      Declaration of Trust dated as of February 12, 1992;

                 (b) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of AIMI as the manager and investment adviser of the Fund pursuant to this Agreement and approving this Agreement;

                 (c) Registration Statement of the Fund on Form N-1A (the "Registration Statement"), including the

                          Prospectus contained in Part A thereof (the
                          "Prospectus") and the Statement of Additional Information contained in Part B thereof (the "Statement of Additional Information"), all amendments to the Registration Statement and the current Prospectus and Statement of Additional Information;

                 (d) Distribution Agreement between the Trust and AMBAC Securities, Inc. ("AMBAC Securities") executed on _______________, 1996;

                 (e) Custody Agreement between the Trust and Mellon Bank N.A. (the "Custodian") dated July 10, 1992; and

                 (f) Certificate of the Secretary of the Trust setting forth the names and specimen signatures of the individuals authorized at the time of delivery of such certificate to act on behalf of the Trust and the Fund in connection with matters arising hereunder.


                                   ARTICLE 2
                      APPOINTMENT, DUTIES AND COMPENSATION

         2.1     APPOINTMENT AS ADVISER AND MANAGER.   The Trust hereby
appoints AIMI as the investment adviser and manager of the Fund on the terms and for the period set forth in this Agreement, and AIMI hereby accepts such appointment as set forth in this Agreement.

         2.2     INVESTMENT ADVISORY SERVICES.

                 (a) Subject to the direction and control of the Board of Trustees of the Trust, AIMI will manage the investment and reinvestment of the assets of the Fund and will:

                          (i) maintain a continuous investment program for the Fund;

                          (ii) determine what securities shall be purchased or sold by the Fund;

                          (iii)  arrange for the purchase and sale of
                          securities held in the portfolio of the Fund by placing orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in the securities in which the Fund invests; and

                          (iv) determine what portion, if any, of the Fund shall be held uninvested.

                 (b) Any investment program maintained by AIMI under this Agreement shall at all times conform to, and be in accordance with any requirements imposed by: (i) the provisions of the 1940 Act, and the rules or regulations thereunder, and all other applicable federal and state laws; (ii) the provisions of the Declaration of Trust; (iii) any policies or determinations of the Board of Trustees of the Trust as in effect from time to time; and (iv) the investment objectives and policies of the Fund as reflected in the Trust's Registration Statement, including the Prospectus and Statement of Additional Information, as in effect from time to time. AIMI shall invest the assets of the Fund in the manner provided above and shall have no duty or responsibility with respect to the diversification of the assets of the Fund, except with respect to the diversification of the assets as contemplated by the Prospectus and Statement of Additional Information.

                 (c) AIMI shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) upon investigation and research made by any other individual, firm or corporation selected in good faith by AIMI. Nothing herein contained shall, however, be construed to protect AIMI against any liability to the Trust, the Fund or the holders of its outstanding securities by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. AIMI will be under no liability or obligation to anyone with respect to any failure on the part of the Board of Trustees of the Trust to perform any of its obligations under the Declaration of Trust or any agreement affecting the Trust or under the terms of this Agreement or for any error or omission whatsoever on the part of the Board of Trustees.

                 (d) The Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of investment policy now generally available to investment advisory customers of AIMI. It is understood that AIMI will not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession or in the possession of any of its affiliates, nor will the Fund seek to obtain any such information.

                 (e) AIMI shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Fund such periodic and other reports as the Fund may reasonably request. AIMI shall assist in the preparation of reports to shareholders and to the Securities and Exchange Commission, and in all audits of the Fund. AIMI shall calculate the net asset value of the Fund in accordance with the terms of the Registration Statement, the Prospectus, the Statement of Additional Information and the methods and policies adopted by the Board of Trustees of the Trust.

         2.3 MANAGEMENT SERVICES. Subject to the direction and control of the Board of Trustees of the Trust, AIMI shall:

                 (a) Assist in supervising all aspects of the Fund's operations, other than those which are to be managed by the Custodian pursuant to the Custodian Agreement;

                 (b) Act, in performing its duties as administrator, in conformity with the Declaration of Trust, the Registration Statement, Prospectus and Statement of Additional Information, the instructions and directions of the Board of Trustees of the Trust and in compliance with all applicable federal and state laws and regulations;

                 (c) Furnish to the Fund, at AIMI's sole expense, the services of such persons competent to perform such administrative and clerical functions as may be necessary from time to time in order to provide effective administration of the Fund and maintain or provide for the maintenance of such accounts, books and records as are required under this Agreement or reasonably requested by the Board of Trustees of the Trust;

                 (d) Arrange for the preparation on behalf of the Fund of any and all required Fund or Trust tax returns and reports to the Fund's shareholders and the periodic amending of the Registration Statement, Prospectus and Statement of Additional Information;

                 (e) Furnish to the Fund, at AIMI's sole expense, adequate office facilities (which may be AIMI's own offices), data processing services, clerical, accounting and bookkeeping services, stationery and office supplies and all other necessary office equipment and related services;

                 (f) At least once each quarter, provide the Board of Trustees of the Trust with a detailed evaluation of the performance of the Fund based upon such factors as AIMI shall deem appropriate in light of its knowledge and experience;

                 (g) Each fiscal quarter furnish to the Board of Trustees of the Trust with a copy of the Fund's financial statements for the fiscal quarter most recently ended, furnish to the Board of Trustees of the Trust and Fund's shareholders such financial statements and other periodic reports as are required by applicable law, and furnish to the Board of Trustees of the Trust such other reports and information as they may from time to time reasonably request; and

                 (h) Act as transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund, without special compensation, in accordance with the terms of a Transfer Agency Agreement between the Trust, on behalf of the Fund, and AIMI.

         2.4 COMPENSATION. The Trust agrees to pay to AIMI, and AIMI agrees to accept, as full compensation for its services under this Agreement, a fee, which shall be payable monthly and computed at an annual percentage rate of the Fund's average daily net assets, in an amount equal to the following percentages of such average daily net assets:

                 AVERAGE DAILY NET ASSETS                 PERCENTAGE
                 Up to $250,000,000.............            .4000%
                 $250,000,001 - $500,000,000 ...            .3675%
                 $500,000,001 and above.........            .3350%


                                   ARTICLE 3
                                    EXPENSES

         3.1 EXPENSES PAID BY AIMI. AIMI shall pay all of the costs and expenses required to perform the services to be provided to the Fund pursuant this Agreement.

         3.2 EXPENSES PAID BY FUND. All expenses of the Fund not required to be borne by AIMI pursuant to Section 3.1 shall be paid by the Fund, including, but not limited to, the following:

                 (a)      interest and taxes;

                 (b) expenses of Board of Trustees of the Trust (other than those, if any, who are "interested persons" of AIMI (as defined by the 1940 Act);

                 (c)      outside legal and audit expenses;

                 (d) fees and expenses of the Custodian or any successor custodian;

                 (e) cost of insurance maintained by or for the Trust and the Fund;

                 (f) expenses of preparing and filing (including filing fees) amendments to the Registration Statement, the Prospectus and Statement of Additional Information, reports, notices and shareholders' meeting material, and the costs of printing and mailing Prospectuses, Statements of Additional Information, proxy statements and reports that are sent to shareholders of the Fund;

                 (g) expenses incidental to holding meetings of the Fund's shareholders; and

                 (h) such nonrecurring expenses as may arise, including litigation affecting the Fund or the Trust, and the legal obligations which the Fund may have to indemnify its officers and Board of Trustees with respect thereto.

         3.3 REIMBURSEMENT OF EXPENSES BY AIMI. During the period ending December 31, 1997, and thereafter subject to revision or termination upon ninety (90) days' written notice to the Fund, AIMI shall waive all or a portion of its fees and take other action, to the extent necessary, to maintain the Fund's annualized expenses (including management and distribution fees, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) at not more than .85% of the average daily net assets of the Fund for any fiscal year or for a portion of such year if this Agreement is terminated or revised.


                                   ARTICLE 4
                            LIMITATION OF LIABILITY

         4.1 AIMI. AIMI shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or negligence on its part in the performance of its duties or from reckless disregard by AIMI of its obligations and duties under this Agreement; provided, the foregoing shall not limit AIMI's liability to the Fund with respect to any breaches by AIMI of this Agreement.

         4.2 TRUST. Article 5 of the Declaration of Trust contains provisions limiting the liability of the Trustees, officers, employees and agents of the Trust. The obligations of the Trust created hereunder are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, officers, employees or agents of the Trust or of the Shareholders of the Fund, and only that portion of the Fund property necessary to satisfy the obligations of the Trust arising hereunder shall be bound or affected by the operation of this Agreement.

         4.3 INSURANCE. AIMI shall, at its expense, maintain policies of insurance with limits of not less than one million dollars which provide officer's and director's liability coverage and errors and omissions coverage. Upon request, AIMI shall provide evidence that such insurance is in effect.


                                   ARTICLE 5
                      DURATION, TERMINATION AND AMENDMENT

         5.1 DURATION OF AGREEMENT. This Agreement shall become effective on _______________, 1996; provided that it has been approved by a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act, and by the vote of a majority of the members of the Board of Trustees who are not parties to this Agreement or "interested persons" of any such party (as that term is defined by the 1940 Act and the rules thereunder), cast in person at a meeting of the Board of Trustees called for the purpose of voting on the approval of this Agreement. This Agreement shall remain in effect for two years from the date of its execution and shall continue from year to year thereafter, but only so long as such continuance is approved at least annually by the vote of a majority of the members of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), and is in each case also approved by the vote of a majority of the members of the Board of Trustees who are not parties to this Agreement or "interested persons" of any such party (as that term is defined by the 1940 Act and the rules thereunder), cast in person at a meeting called for such purpose.

         This Agreement may be terminated at any time, without the payment of any penalty, by AIMI or the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, in each case, on sixty (60) days' written notice. This Agreement shall automatically terminate in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

         5.2 AMENDMENTS, ETC. No provision of this Agreement may be waived, amended or terminated as to the Fund except by an instrument in writing signed by the Trust and AIMI and no amendment of this Agreement shall be effective until approved by the Board of Trustees of the Trust in the manner required by
Section 5.1 and, if required by the 1940 Act, by vote of a majority of the outstanding voting securities of the Fund.


                                   ARTICLE 6
                                 MISCELLANEOUS

         6.1 CERTAIN RELATIONSHIPS. Nothing in this Agreement shall prevent AIMI or any officer, director or employee thereof from acting as investment adviser or manager for any other person, firm, corporation or entity and shall not in any way limit or restrict AIMI or any of its directors, officers, partners or employees or any of its affiliates or their respective directors, officers, partners or employees from buying, selling or trading any investment instruments for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, that AIMI represents that it will undertake no activities which, in its judgment, will materially adversely affect the performance of its obligations under this Agreement.

         6.2 THIRD PARTIES. When dealing with third parties on behalf of the Fund, AIMI shall include such recitals in written documents as may be reasonably requested by the Trust regarding the limitation of liability of the Board of Trustees, the Fund's shareholders, and the Trust's officers, employees and agents to third parties.

         6.3 CAPTIONS. The captions in this Agreement are included for convenience of reference only and shall in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         6.4 SEVERABILITY. If any provision of this Agreement shall be held invalid under any applicable statute or regulation or by a decision of a court of competent jurisdiction, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and, to this end, the provisions hereof are severable.

         6.5 BINDING EFFECT. Except as otherwise provided in Article 5, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         6.6 NOTICES. Notices or consents of any kind required or permitted under this Agreement shall be in writing and shall be deemed duly delivered if delivered in person or if mailed, two (2) days following mailing by certified mail, return receipt requested, postage prepaid to the appropriate party as follows:

                 a.       If to the Trust:

                          Hospital and Health Facilities Trust
                          c/o Hospital Council of Northern and
                             Central California
                          7901 Stoneridge Dr., Ste. 500
                          Pleasanton, California  94588

                 b.       If to AIMI:

                          AMBAC Investment Management, Inc.
                          [905 Marconi Avenue
                          Ronkonkoma, NY 11779]
or at such other address as may be specified by either party to the other in the manner required under this Section 6.6.

         6.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

         6.8 APPLICABLE LAW. This Agreement shall be deemed to have been executed in the State of California and the substantive laws of the State of California shall govern the construction of this Agreement and the rights and remedies of the respective parties hereto; provided, however, in the event of any conflict between such laws and the 1940 Act, the provisions of the 1940 Act shall govern.

         6.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the authorized representatives of the parties hereto have executed this Agreement as of the date first above written.

                                    AMBAC INVESTMENT MANAGEMENT, INC.



                                    By
                                      -----------------------------------------
                                         Its
                                            -----------------------------------


                                    HOSPITAL AND HEALTH FACILITIES TRUST



                                    By
                                      -----------------------------------------
                                         Its
                                            -----------------------------------

                                   Exhibit B

                  Information Regarding AMBAC Treasurers Trust

         AMBAC Treasurers Trust ("ATT") is a registered investment company which consists of three investment portfolios. The investment adviser of ATT is AMBAC Investment Management, Inc. ("AIMI"). Two of the investment portfolios of ATT are money market funds with investment objectives similar to those of the Fund. Provided below is certain information regarding these portfolios:



 Name of Portfolio             Net Assets of the Fund at 9/30/96              Investment Advisory Fee
 -----------------             ---------------------------------              -----------------------
                                          (unaudited)
AMBAC U.S. Government                      $69.2                            15% of the fund's average daily
  Money Market Fund                                                         net assets.  AIMI has voluntarily
                                                                            agreed to waive its fees or to
                                                                            absorb the fund's expenses to the
                                                                            extent necessary to assure that
                                                                            the ordinary operating expenses of
                                                                            the fund do not exceed .20% of the
                                                                            fund's average daily net assets.

AMBAC U.S. Treasury                        $26.2                            15% of the fund's average daily
  Money Market Fund                                                         net assets.  AIMI has voluntarily
                                                                            agreed to waive its fees or to
                                                                            absorb the fund's expenses to the
                                                                            extent necessary to assure that
                                                                            the ordinary operating expenses of
                                                                            the fund do not exceed .28% of the
                                                                            fund's average daily net assets.

The services provided by AIMI to ATT do not include administrative or transfer agent services. These services are provided by a company that is not affiliated with AMBAC, and additional fees are paid by the portfolios of ATT in consideration of these services.

                   CALIFORNIA HOSPITAL AND HEALTH FACILITIES
                               LIQUID ASSET FUND
             (A PORTFOLIO OF HOSPITAL AND HEALTH FACILITIES TRUST)

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               OF THE TRUST FOR A SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 26, 1996


        The undersigned hereby appoints William K. Piche' and J. Michael Gallagher, jointly and severally, as Proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of California Hospital and Health Facilities Liquid Asset Fund (the "Fund") held of record by the undersigned on November 8, 1996 the Meeting of Shareholders of Hospital Health and Facilities Trust (the Trust") to be held November 26, 1996, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.


The Board of Trustees Recommends a Vote "FOR" each of the Proposals.



1.       Proposal to approve the New Advisory                FOR                  AGAINST            ABSTAIN
         Agreement for the Fund.                             [  ]                   [  ]              [  ]


2.       Election of Trustees of the Trust.            FOR all nominees           WITHHOLD
         (see reverse).                                  listed below            AUTHORITY
                                                             [  ]                   [  ]

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominees name in the list below.)

         Jay Hudson, J. Kendall Anderson, Allan H. Anderson, Elizabeth Suzanne Curtis, Joseph D.K. Diaz, Frank E. Gibson, Robert L. Montgomery, Bruce M. Perry and Aviva R. Truesdell.

3. In their discretion upon such other business as may properly be brought before the meeting.

If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner directed herein, if not otherwise specified, this proxy will be voted to elect each of the persons nominated as Trustees and FOR Proposal 1.

Please date and sign below exactly as name appears on this Proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


----------------------------------
Name of Shareholder


----------------------------------
Authorized Signature
Title:


----------------------------------
Authorized Signature
Title:

Date:
      ----------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY DATE PROMPTLY USING THE ENCLOSED ENVELOPE.